UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HARMONY MERGER CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

This filing consists of a Current Report on Form 8-K and related exhibits filed by Harmony Merger Corp. on March 13, 2017.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2017

HARMONY MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01	Other Events.

On March 13, 2017, Harmony Merger Corp. (the “Company”) issued a press release announcing that the Company had entered into a non-binding letter of intent (the “LOI”) with NextDecade, LLC (“NextDecade”) for a proposed business combination transaction. NextDecade is a liquefied natural gas (“LNG”) development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade’s first proposed LNG export facility, the Rio Grande LNG project (“RGLNG”) located in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects. NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (“FERC”) in March 2015 and filed its formal application in May 2016. NextDecade has robust commercial offtake and gas supply strategies in place, and has signed more than 30 million tons LNG per annum of non-binding customer commitments to date, indicating strong market interest.

The proposed all-stock transaction is expected to yield a combined entity with a pro forma enterprise value exceeding $1.0 billion at closing, with additional stock consideration to be paid to NextDecade shareholders upon the achievement of certain milestones. Assuming no conversions of shares sold in the Company’s initial public offering into a pro rata portion of the funds held in the Company’s trust account established in connection with its initial public offering (the “trust account”), the Company’s current stockholders will own approximately 13.4% of the combined company immediately following the transaction. The parties agreed to work exclusively with each other for 30 days in order to execute a definitive merger agreement. Completion of the transaction is subject to the negotiation and execution of a definitive merger agreement, satisfaction of the conditions therein, approval of the transaction by the Company’s stockholders, receipt of regulatory approval, and stockholders of the Company representing no less than $25 million of the funds held in the Company’s trust account electing not to convert their shares into a pro rata portion of the funds held in such trust account in connection with the proposed transaction. Accordingly, there can be no assurance that a definitive merger agreement will be entered into or that the proposed transaction will be consummated. Further, readers are cautioned that those portions of the LOI that describe the proposed transaction, including the consideration to be issued therein, are non-binding.

The Company has filed a definitive proxy statement requesting stockholders to approve an extension of time to consummate an initial business combination until July 27, 2017 (the “Extended Date”). Notwithstanding that the Company is requesting stockholders to approve an extension of time to complete an initial business combination through the Extended Date, if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, the Company intends to promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements”. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on the Company’s and NextDecade’s managements’ current expectations or beliefs as well as assumptions concerning the events and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of the Company’s and NextDecade’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which NextDecade is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of LNG and related services; general economic conditions; geopolitical events and regulatory changes; the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in the Company’s filings with the Securities and Exchange Commission and available at www.sec.gov. The information set forth herein should be read in light of such risks. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither the Company nor NextDecade undertakes, and expressly disclaims any obligation to, update or alter its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law.

2

Additional information concerning these and other factors that may impact expectations and projections can be found in the Company’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the definitive proxy statement filed by the Company with the SEC on March 13, 2017 wherein the Company is seeking stockholder approval to extend the date by which the Company has to consummate a business combination from March 27, 2017 to July 27, 2017, and in the proxy statement to be filed by the Company regarding the proposed transaction with NextDecade with the SEC when available.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, the Company will file a preliminary proxy statement with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed transaction because the proxy statement will contain important information about the proposed transaction and the parties thereto. The definitive proxy statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in the Company of the Company’s directors and officers in the Company’s filings with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed transaction will be set forth in the proxy statement for the proposed transaction when available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)    Exhibits:

Exhibit	Description
99.1	Press release dated March 13, 2017

99.2	Investor Presentation

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2017

HARMONY MERGER CORP.

By:	/s/ Eric S. Rosenfeld
Name: Eric S. Rosenfeld
Title: Chief Executive Officer

4

Exhibit 99.1

Harmony and NextDecade Agree to Pursue Merger; NextDecade a Leader Among U.S. LNG Project Developers

●	Proposed merger to result in NextDecade becoming a publicly listed company
●	NextDecade’s Rio Grande LNG among most advanced second wave U.S. LNG export projects
●	27 million tons LNG per annum (“mtpa”) project is optimally located in Brownsville, Texas, in close proximity to the Permian Basin and Eagle Ford Shale
●	Rio Grande LNG has made significant regulatory and commercial progress to date, with a formal FERC application filed in May 2016 and 30 mtpa of non-binding customer commitments
●	The proposed all-stock transaction is initially valued at approximately $1.0 billion

New York, NY and The Woodlands, TX (March 13, 2017) (Business Wire) -- Harmony Merger Corp. (NASDAQ: HRMN, HRMNU, and HRMNW) (“Harmony”) and privately held NextDecade, LLC (“NextDecade”) today jointly announced that they have executed a non-binding letter of intent (“LOI”) for a business combination transaction (“Merger”), which would result in NextDecade becoming a publicly listed company. Harmony is a publicly traded special purpose acquisition company (“SPAC”) whose objective is to take a company public via reverse merger. Harmony currently has $117.5 million of cash in trust (“Trust Fund”). The proposed all-stock transaction is expected to yield a combined entity with a pro forma enterprise value exceeding $1.0 billion at closing, with additional stock consideration to be paid to NextDecade shareholders upon the achievement of certain milestones. Assuming no redemptions by Harmony stockholders, current Harmony stockholders will own approximately 13.4% of the combined company immediately following the Merger. Pursuant to the LOI, Harmony and NextDecade have also reserved capacity for strategic partners to invest in the company prior to the closing of the Merger.

NextDecade is a liquefied natural gas (“LNG”) development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade’s first proposed LNG export facility, the Rio Grande LNG project (“RGLNG”) located in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects. NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (FERC) in March 2015 and filed its formal application in May 2016. The company has robust commercial offtake and gas supply strategies in place, and has signed 30 mtpa of non-binding customer commitments to date, indicating strong market interest.

NextDecade’s principal equity holders include funds managed by York Capital Management, Valinor Management, and Halcyon Capital Management, who together own a majority interest in NextDecade. Harmony and NextDecade have agreed to work together exclusively toward entering into a definitive agreement providing for the Merger. Completion of the Merger is subject to the satisfaction of certain conditions including, but not limited to, execution of definitive agreements, approval of the transaction by Harmony’s stockholders, receipt of regulatory approval, and the retention of at least $25 million of cash in Harmony’s trust account at closing. Assuming execution of a definitive agreement and satisfaction of closing conditions contained therein, the proposed Merger is expected to close late in the second quarter of 2017.

“We are pleased to work towards bringing our stockholders this unique opportunity to participate in the U.S. LNG export market at what we at Harmony believe to be a discount to intrinsic value,” said Harmony Chief Executive Officer, Eric Rosenfeld. “NextDecade’s commercial and regulatory progress, coupled with its location on the Texas Gulf Coast in close proximity to the Permian Basin and Eagle Ford Shale, positions the company to provide low-cost LNG to customers around the world.”

“After conducting an extensive review with our Board of Directors regarding development financing considerations, we are delighted to be advancing the process of merging with Harmony,” said Kathleen Eisbrenner, NextDecade Chief Executive Officer. “Eric and his team have successfully completed four SPAC transactions, and have extensive experience in public markets. This transaction is a natural next step in NextDecade’s strategy of continuing to de-risk its projects to attract world-class customers and access capital on competitive terms. We believe that the proposed Merger will enhance NextDecade’s ability to provide flexible solutions to customers and producers, and create value for our current and future stakeholders and partners.”

For the purposes of this transaction, Harmony is being represented by Graubard Miller and NextDecade is being represented by King & Spalding LLP. Height Securities, LLC is acting as financial advisor to NextDecade.

There can be no assurance that a definitive agreement will be entered into or that the proposed Merger will be consummated. Further, readers are cautioned that those portions of the letter of intent that describe the proposed Merger, including the consideration to be issued therein, are non-binding.

Harmony has filed a proxy statement requesting stockholders to approve an extension of time to complete a business combination to July 27, 2017. Notwithstanding the foregoing, Harmony has agreed that if it is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, it will promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

In addition to this statement, Harmony and NextDecade are simultaneously issuing a brief slide presentation with information on the proposed Merger; the presentation will be filed with the SEC as an exhibit to Harmony’s Form 8-K. Investors are encouraged to review these materials. Harmony and NextDecade will host a conference call to discuss the proposed Merger on Tuesday, March 14 at 10:00 a.m. ET. To access the call, please dial (877) 856 1968 or + 1 (719) 325 4755 and use code 1384108.

# #  #

About NextDecade, LLC

NextDecade, based in The Woodlands, Texas, is a developer of LNG projects providing customers access to the full LNG value chain. Founded in 2010, NextDecade has a team of industry leaders with extensive experience in signing major LNG off-take deals, and developing and managing LNG, FLNG, and FSRU projects, as well as associated natural gas and electricity infrastructure around the world. For more information, please visit www.next-decade.com.

About Rio Grande LNG

Rio Grande LNG is a proposed LNG export facility at the Port of Brownsville, Texas. The project, planned for a 984-acre industrial site, and the associated Rio Bravo Pipeline are in the midst of the extensive Federal Energy Regulatory Commission (FERC) permitting process. Should the project move forward, it is expected to create between 4,000 and 6,000 construction jobs, more than 200 well-paid permanent jobs, and reflect a potential investment of up to $20 billion. To date, NextDecade’s engineers, safety experts, and environmental consultants have spent more than 300,000 man-hours ensuring that the project is developed with the utmost care and attention to safety, environmental preservation, and respect for the Rio Grande Valley’s way of life. To date, NextDecade has signed 30 mtpa of non-binding sales agreements for its Rio Grande LNG project and stands ready to offer flexible solutions to both customers and producers. For more information on the project, please visit www.riograndelng.com.

2

About Harmony Merger Corp.

Harmony (NASDAQ: HRMN) was incorporated in Delaware on May 21, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities. On March 27, 2015, Harmony consummated its initial public offering (“IPO”) of 11,500,000 units, each unit consisting of one share of common stock and one warrant to purchase one common share, and a simultaneous private placement of units to certain initial stockholders and Cantor Fitzgerald & Co., the representative of the underwriters in the IPO. As of December 31, 2016, Harmony held approximately $117,500,000 in trust to be used in connection with a proposed business combination. For more information, please visit www.harmonymergercorp.com.

Disclaimer

This press release shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release relates to the proposed business combination between Harmony and NextDecade and does not contain all of the information that should be considered concerning the business combination nor is it intended to provide a basis for any investment decision or any other decision in respect of the business combination. Harmony and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the annual meeting of Harmony stockholders to approve the extension of the investment period and the special meeting of Harmony stockholders to be held to approve the proposed business combination. Stockholders are advised to read, when available, Harmony’s proxy statement for its annual meeting and its preliminary proxy statement/prospectus, any amendments thereto and definitive proxy statement/prospectus in connection with the solicitation of proxies for the special meeting because these materials will contain important information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to approve the business combination. The definitive proxy statement for the annual meeting will be mailed to stockholders of record as of March 7, 2017, and the proxy statement/prospectus will be mailed to stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement and the proxy statement/prospectus, without charge, by directing a request to: Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, NY 10017. The proxy statement, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site, www.sec.gov.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on NextDecade’s and Harmony’s managements’ current expectations or beliefs as well as assumptions concerning the events and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of NextDecade’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which NextDecade is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of liquefied natural gas (“LNG”) and related services; general economic conditions; geopolitical events and regulatory changes; the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions; and other factors set forth in Harmony’s filings with the Securities and Exchange Commission and available at www.sec.gov. The information set forth herein should be read in light of such risks. Forward-looking statements speak only as of the date of this release. Neither Harmony nor NextDecade undertakes, and expressly disclaims any obligation to, update or alter its forward-looking statements to reflect events or circumstances after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

Contacts

Harmony Merger Corp.

David Sgro | + 1 (212) 319 7676

Media

Ward CC for NextDecade

Molly LeCronier | + 1 (713) 869 0707

Investors

Height for NextDecade

Patrick Hughes | + 1 (202) 629 0004

3

Exhibit 99.2

STRICTLY CONFIDENTIAL STRICTLY CONFIDENTIAL T RANSACTION O VERVIEW M ARCH 13 2017 P ROPOSED M ERGER N EXT D ECADE , LLC H ARMONY M ERGER C ORP . Developing Low - Cost LNG Export Solutions from the Permian Basin and Eagle Ford Shale in South Texas

PAGE 1 The information provided in this Transaction Overview with respect to NextDecade, LLC (the “Company”) has been provided for informational purposes only . This Transaction Overview shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . This Transaction Overview relates to the proposed business combination between Harmony and NextDecade and does not contain all of the information that should be considered concerning the business combination nor is it intended to provide a basis for any investment decision or any other decision in respect of the business combination . Harmony and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the annual meeting of Harmony stockholders to be held to approve extension of the investment period and the special meeting of Harmony Stockholders to be held to approve the proposed business combination . Stockholders are advised to read, when available, Harmony’s definitive proxy statement for its annual meeting and its preliminary proxy statement/prospectus in connection with the solicitation of proxies for a special meeting, any amendments thereto and definitive proxy statement/prospectus in connection with the solicitation of proxies for the special meeting because these materials will contain important information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to approve the extension and the business combination, respectively . The definitive proxy statement for the annual meeting will be mailed to stockholders of record as of March 7 , 2017 , and the proxy statement/prospectus will be mailed to stockholders as of a record date to be established for voting on the proposed business combination . Stockholders will also be able to obtain copies of the proxy statement and of the proxy statement/prospectus, without charge, by directing a request to : Harmony Merger Corp . , 777 Third Avenue, 37 th Floor, New York, NY 10017 . The preliminary proxy statement can be obtained and the definitive proxy statement, preliminary proxy statement/prospectus and definitive proxy statement/prospectus, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s internet site, www . sec . gov . Neither the Company nor any of its affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of this Transaction Overview or any of the information contained herein, or any other written or oral communication transmitted or made available to the recipient or its affiliates or representatives . The Company and its affiliates or representatives expressly disclaim to the fullest extent permitted by law any and all liability based, in whole or in part, on this Transaction Overview or any information contained herein and any other written or oral communication transmitted or made available to the recipient or its affiliates or representatives, including, without limitation, with respect to errors therein or omissions therefrom . This Transaction Overview does not attempt to present all the information that prospective investors may require . Recipients should not assume that the information in this Transaction Overview is accurate as of any date other than March 13 , 2017 . Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance . The Company does not undertake any obligation to update or revise this Transaction Overview to reflect events or circumstances after the date of this Transaction Overview . Certain of the information contained herein concerning industry and market data, economic trends, market position and competitiveness is based upon or derived from information provided by third - party consultants and other industry sources . While the Company believes these sources to be reliable, none of the Company or any of its affiliates or representatives can guarantee the accuracy of such information . Further, none of the Company or any of its affiliates or representatives have reviewed or independently verified the assumptions upon which projections of future trends and performance in such information are based . Recipients should not construe the contents of this Transaction Overview, or any prior or subsequent communications from or with the Company or its advisors, as legal, tax or business advice . Each recipient should consult its own attorney and business advisor as to the legal, business, and tax and related matters concerning the Company . Forward Looking Statements This Transaction Overview includes certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements regarding future financial performance, future growth and future acquisitions . These statements are based on NextDecade’s and Harmony’s managements’ current expectations or beliefs as well as assumptions concerning the events and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of NextDecade’s business . These risks, uncertainties and contingencies include : business conditions ; weather and natural disasters ; changing interpretations of GAAP ; outcomes of government reviews ; inquiries and investigations and related litigation ; continued compliance with government regulations ; legislation or regulatory environments ; requirements or changes adversely affecting the business in which NextDecade is engaged ; fluctuations in customer demand ; management of rapid growth ; intensity of competition from other providers of liquefied natural gas (LNG) and related services ; general economic conditions ; geopolitical events and regulatory changes ; the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals or the failure of other closing conditions ; and other factors set forth in Harmony’s filings with the Securities and Exchange Commission and available at www . sec . gov . The information set forth herein should be read in light of such risks . Forward - looking statements speak only as of the date of this document . Neither Harmony nor NextDecade undertakes, and expressly disclaims any obligation to, update or alter its forward - looking statements to reflect events or circumstances after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise . Disclaimer and Forward Looking Statements

# **Proposed Merger:** Overview

NextDecade
A Portfolio LNG Company

Harmony Merger Corp. (NASDAQ: HRMN, HRMNU, HRMNW) ("Harmony") and NextDecade, LLC ("NextDecade") have executed a non-binding letter of intent ("LOI") for a business combination transaction ("Proposed Merger"), which would result in NextDecade becoming a publicly listed company.

## Proposed Merger Detail

- The LOI includes a 30-day mutual exclusivity period and the definitive merger agreement is expected to be signed prior to the expiration of the exclusivity period.
- The proposed all-stock transaction is expected to yield a combined entity with a pro forma enterprise value exceeding $1.0 billion at closing.
- Harmony and NextDecade believe this transaction represents an opportunity to invest at a discount to the intrinsic valuation derived from a discounted cash flow (DCF) analysis and public market peer-group valuations (assuming just 3 out of 6 trains at RGLNG take FID).*
- Harmony, a NASDAQ-listed Special Purpose Acquisition Company ("SPAC"), currently has $117.5 million of cash in trust. Harmony has agreed to have at least $25 million of cash in its trust account at closing.
- If the proposed merger is completed, Harmony will issue to NextDecade shareholders approximately 97.87 million shares of Harmony common stock at closing, with up to 19.57 million additional contingent shares issued to NextDecade upon the achievement of certain milestones.
- Assuming no redemptions by Harmony stockholders, current Harmony stockholders will own approximately 13.4 percent of the combined company immediately following the proposed Merger.
- The proposed Merger is expected to close in the second quarter of 2017.

## Combined Entity Ownership Structure[1]

**Harmony Shareholders**
**13.4%**

**NextDecade Shareholders**
**86.6%**

NextDecade
A Portfolio LNG Company

**Rio Grande LNG, LLC**
Liquefaction | 27 mtpa

**Rio Bravo Pipeline Company, LLC**
Pipeline | 4.5 Bcf/d

**Pelican Island LNG, LLC**
Liquefaction (Shoal Point)

**El Dorado Pipeline, LLC**
Pipeline

***FSRU and LNG Trading Advisory Services***

1: Pending completion of merger. Ownership percentages are estimates, and assume no redemptions by Harmony stockholders. The list of NextDecade subsidiaries is not necessarily exhaustive.
*Intrinsic valuation derived from discounted cash flow analysis of the Company's perceived terminal value utilizing assumed EBITDA terminal value multiples, MLP cash flow yields, and various discount rates. Peer-group may include Cheniere Energy, Inc. (LNG), Liquefied Natural Gas Ltd (LNGL), and Tellurian, Inc. (TELL).

PAGE 2

# **Proposed Merger:** Rationale

NextDecade and Harmony believe the Proposed Merger creates value for both companies' current and future stakeholders, positioning Rio Grande LNG for positive FID as soon as mid-2018.

### NextDecade Rationale

- Public listing enhances global profile among prospective customers, financing counterparties, and strategic partners of NextDecade's LNG export projects and associated pipelines in Texas
- Merger with Harmony expected to enhance NextDecade's ability to provide solutions to customers and producers, affording access to public markets and bolstering its cash position prior to a positive FID
- NextDecade to achieve further de-risking of its projects via a lower cost of capital enhancing the ability to attract additional world-class customers and partners with binding commercial offtake and gas supply
- Partnership with Harmony's principal executives affords NextDecade incremental expertise in public company operations

### Harmony Rationale

- Merger with NextDecade provides Harmony stockholders a unique opportunity to participate in the U.S. LNG export market through projects with access to abundant and low-cost natural gas resources in the Permian Basin and Eagle Ford Shale
- With significant invested capital to date, NextDecade plans to secure attractive project-level financing to enable construction of liquefaction facilities and pipelines with residual cash flows to NextDecade stockholders
- Proposed all-stock transaction valued at a discount to the intrinsic valuation derived from a discounted cash flow (DCF) analysis and public market peer-group valuations (assuming just 3 out of 6 trains at RGLNG take FID)*



Artist's Rendering


South Padre Island
Port Isabel
Rio Grande Terminal
Brownsville

*Intrinsic valuation derived from discounted cash flow analysis of the Company's perceived terminal value utilizing assumed EBITDA terminal value multiples, MLP cash flow yields, and various discount rates. Peer-group may include Cheniere Energy, Inc. (LNG), Liquefied Natural Gas Ltd (LNGL), and Tellurian, Inc. (TELL). NextDecade is likely to experience certain operating budget increases as a result of becoming a public company.

PAGE 3

# **NextDecade:** Overview

NextDecade is a liquefied natural gas ("LNG") development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade's first proposed LNG export facility, the Rio Grande LNG project ("RGLNG") in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects.

| | |
|---|---|
| **Rio Grande LNG Overview** | • 984-acre site located in the Port of Brownsville, Texas<br>• Planned capacity of 27 million tons per annum (mtpa) (6 trains x 4.5 mtpa each)<br>• 30 million tons per annum (mtpa) of non-binding Heads of Agreement<br>• Up to 4.5 Bcf/d from key Texas hub via planned Rio Bravo pipeline<br>• FERC application filed May 2016; draft EIS expected as soon as mid-2017<br>• DOE authorization for FTA countries; non-FTA approval pending<br>• Start-up planned for early 2022<br>• Second 994-acre site leased on the Houston Ship Channel in Texas City (Shoal Point) |
| **Competitive Advantages** | • Competitive engineering, procurement, and construction ("EPC") costs through project scale<br>• Proven and widely utilized Air Products C3MR™ technology<br>• Experienced team, strong relationships with technical and commercial partners<br>• Limited project and ship channel congestion at Brownsville site<br>• Proximity to low-cost feedgas sourced from Permian Basin and Eagle Ford Shale<br>• Flexible offtake models (toll, FOB, and DES) |



Artist's Rendering



PAGE 4

# **NextDecade:** Rio Grande LNG

NEXTDECADE
A Portfolio LNG Company

NextDecade is well-positioned among the second wave of U.S. LNG project sponsors. Key competitive advantages involve engineering, commercial, regulatory, and gas supply considerations.

- **Capital Cost and Technology.** Rio Grande LNG's EPC liquefaction costs are expected to be among the most competitive in the world due to NextDecade's close collaboration with its EPC contractor (Chicago Bridge & Iron) and equipment providers and the use of proven technology (AP-C3MR™).
- **Commercial.** NextDecade has made substantial progress with prospective customers to date, having executed 30 mtpa of non-binding Heads of Agreement (HOAs) with prospective customers in Asian, European, and Middle Eastern markets. NextDecade management's experience in the floating storage and regasification unit (FSRU) market enhances prospects for capturing new demand in emerging LNG markets.
- **Regulatory.** NextDecade filed its formal Federal Energy Regulatory Commission (FERC) application in the second quarter of 2016 and has allocated significant time and resources to advance the regulatory processes with FERC and other agencies. A draft environmental impact statement ("DEIS") is expected as soon as mid-2017.
- **Invested Capital To Date.** NextDecade has invested significant capital toward advancement of its projects and continued investing during the commodity downturn in 2015 and 2016 to further drive down the overall project cost. We believe our resulting advanced position facilitates an expected positive final investment decision ("FID") in mid-2018.
- **Gas Supply.** Rio Grande LNG is optimally located close to key reserve basins (especially the Permian Basin and Eagle Ford Shale) and has access to entirely different pipeline networks than other competitive projects in Eastern Texas and Western Louisiana.


L N G



Center for Liquefied Natural Gas

*Projections, forecasts and other expectations as to costs are based on assumptions that management believes are reasonable. Actual costs may differ materially from these projections. Further, many of the agreements referenced herein, including Heads of Agreement, are not binding upon the parties thereto and may be terminated, in some cases without cause or penalty. Please refer to the disclaimers and forward looking statements at the beginning of this Transaction Overview.*

PAGE 5

# NextDecade: Company Highlights

NEXTDECADE
A Portfolio LNG Company

**Positioned to Become a Leader Among the Second Wave of U.S. LNG Projects**

- The Rio Grande LNG terminal is a planned LNG export facility to be located in the Port of Brownsville, Texas. The associated 137-mile Rio Bravo pipeline is to originate in the Agua Dulce market area. Together, the projects are positioned to monetize gas reserves of West and South Texas, benefiting from proximity to recent discoveries in the Permian Basin and Eagle Ford Shale.
- NextDecade has selected Air Product's C3MR™ technology, which is used in a wide array of LNG projects around the world, including in several LNG projects under construction in the United States. With global expertise in LNG EPC projects, Chicago Bridge & Iron (CB&I) provided NextDecade's front-end engineering and design ("FEED") work. NextDecade is currently progressing design, regulatory, engineering, and commercial activities.
- We believe NextDecade's management team has developed some of the most prestigious projects across the LNG value chain, bringing expertise in the technical, commercial, financial, regulatory, and legal aspects of its projects. NextDecade's principal equity holders include funds managed by York Capital Management, Valinor Management, and Halcyon Capital Management, who together own a majority interest in NextDecade.
- The Rio Grande LNG project and associated pipelines are scalable. As designed, NextDecade can take a positive final investment decision ("FID") based on two trains, and with committed offtake for less than the full capacity of each train.
- NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (FERC) in March 2015 and filed its formal application in May 2016. The company has robust commercial offtake and gas supply strategies in place, and has signed 30 mtpa of non-binding customer commitments to date, indicating strong market interest.

YORK CAPITAL MANAGEMENT

VALINOR MANAGEMENT

HALCYON CAPITAL MANAGEMENT



Artist's Rendering


Anadarko
Fayetteville
Permian
Barnett
Haynesville
Eagle Ford
Gulf Coast

PAGE 6

# NextDecade: Management

NEXTDECADE
A Portfolio LNG Company

| | |
|---|---|
| **Kathleen Eisbrenner**<br><br>**Chief Executive Officer** | Kathleen Eisbrenner oversees development and execution of NextDecade's liquefaction and pipeline strategies. She was formerly executive vice president at Royal Dutch Shell, where she was responsible for the management of the company's global LNG portfolio. Prior to Shell, Eisbrenner was the founder and CEO of Excelerate Energy, focused on developing the FSRU industry. She also held various senior management positions at El Paso Energy. Eisbrenner is a member of the National Petroleum Council, American Bureau of Shipping, JERA's Global Fuel Strategy Board, and Junior Achievement of Southeast Texas, among others. She is a former member of the Board of Directors of Chesapeake Energy. Eisbrenner holds a Bachelor of Science degree in civil engineering from the University of Notre Dame. |
| **René van Vliet**<br><br>**Chief Operating Officer** | René van Vliet is responsible for developing midstream LNG solutions at NextDecade. Prior to his work at NextDecade, van Vliet worked at Shell International for almost 32 years, most recently as vice president of Global LNG, Shell Gas & Power. He has been involved in LNG developments since 1992, overseeing projects on four continents. During his time at Shell, he was responsible for a global LNG project portfolio, including land-based LNG, floating LNG, regasification, and small-scale LNG. van Vliet holds a Master of Science degree in civil engineering from the Technical University of Eindhoven. |
| **Alfonso Puga**<br><br>**Chief Commercial Officer** | Alfonso Puga oversees the Company's efforts to sign long-term offtake contracts with NextDecacde's customers around the world. Puga has spent more than 18 years in the natural gas and LNG industries, initially at Gas Natural and then Union Fenosa Gas, where he managed a portfolio of 6 Bcm of LNG. Following his time at Union Fenosa, Puga worked at both Essent Trading (today RWE) and Goldman Sachs, where he formed the LNG trading desk. Puga holds a degree in Industrial Electrical Engineering from the Polytechnic University of Catalonia and earned an Executive MBA from the IMD-Lausanne. |
| **Ben Atkins**<br><br>**Chief Financial Officer** | Ben Atkins is responsible for NextDecade's financial strategy, reporting, controls, and budgeting. Before joining NextDecade, Atkins served as senior vice president at GE Capital, where he spent 10 years in underwriting and portfolio management roles for thermal power and midstream equity investments. Atkins previously worked at McKinsey & Company and as a risk manager in State Street Corporation's Securities Finance division. Atkins is a CFA charterholder and a licensed Certified Public Accountant in Connecticut and Texas. He was valedictorian of his class at the United States Naval Academy, and – after graduation – proudly served in the United States Navy Submarine Force. |
| **Shaun Davison**<br><br>**SVP, Development & Regulatory Affairs** | Shaun Davison leads NextDecade's commercial project development efforts in North America. Davison has spent more than 20 years in the energy industry including with Consolidated Natural Gas and Dominion Resources, where he focused on business development, marketing, corporate strategy and major M&A transactions including Dominion's purchase of the Cove Point LNG import terminal. Davison previously worked for Teekay Corporation and Excelerate Energy, where he led global project development for LNG regasification opportunities in nine countries and managed small-scale LNG projects in the Caribbean and Baltic regions. He holds a Bachelor of Science degree in management science and economics from West Virginia Wesleyan College and a Master of Business Administration from West Virginia University. |
| **Krysta De Lima**<br><br>**General Counsel** | Krysta De Lima is responsible for all of NextDecade's legal and contractual matters. De Lima worked in Bechtel's Oil, Gas and Chemicals business unit where she advised on major EPC contracts and transactions across the globe. Prior to that, De Lima served as lead counsel at BG Group plc where she advised on upstream, midstream and downstream projects and investments, including on BG Group's investments in all four trains at Atlantic LNG in Trinidad. Prior to BG Group, De Lima worked in private practice at Arthur Andersen. De Lima is qualified to practice law in New York, France, England, the British Virgin Islands and Trinidad and Tobago. |

PAGE 7

# Global LNG Market: Highlights

NEXTDECADE
A Portfolio LNG Company

| | |
|---|---|
| **Strong Secular Forces Underpin Growth of Global LNG Demand** | • We believe LNG demand will rise over the coming years, driven by widespread interest in cleaner-burning, higher-yielding fuels, increased coal plant retirements, geopolitical considerations, and the desire for market access from new buyers.<br>• According to the International Gas Union, since 2014, ten countries have constructed almost 50 mtpa of regasification capacity, with a further 60 mtpa already under construction and expected to be operational by the end of 2017.<br>• As the LNG market expands and more companies explore import options aided by FSRUs, we believe a wide variety of importers will emerge, influencing pricing and contract dynamics.<br>• We believe traditional LNG buyers are seeking to diversify away from oil-linked contracts and are looking to increase destination flexibility; as a result, low-cost U.S. LNG is poised to capture market share, supported by the country's abundant gas supply, existing pipeline infrastructure, geopolitical considerations, and a competitive project execution environment.<br>• LNG market dynamics are shifting towards certain new and emerging markets, with burgeoning sector opportunities – such as LNG-to-power – adding to global LNG demand. Diminishing resources in historically abundant LNG markets, as well as expiring contracts (not necessarily re-contracting with existing providers) in an array of jurisdictions, further increases the desire among LNG buyers and importers to diversify their supply with reliable and cost-effective solutions, including those from new sources along the U.S. Gulf Coast. NextDecade plans to commence commercial operations of its Rio Grande LNG facility in time for a global supply shortfall expected in 5-7 years.[1] |
| **U.S. Gulf Coast Projects Emerging as Cost-Competitive** | • NextDecade's commercial progress to date indicates strong market interest and, more specifically, interest in LNG sourced from West and South Texas, which benefits from low-cost associated gas as production in key basins (Permian Basin and Eagle Ford Shale) is expected to create more supply than available demand.<br>• Excess gas in this region cannot be flared[2] and, as a result, is likely to reach Gulf Coast markets economically. We believe stable outlets like LNG export facilities (including NextDecade's Rio Grande LNG project) are likely more attractive for gas producers than domestic options where incremental demand may be limited.<br>• We believe NextDecade's Rio Bravo pipeline, projected to have eight interconnects with a combined 6.7 Bcf/d of capacity, will have supply flexibility and be price competitive. Eastward takeaway capacity is already expanding in the region, with high-profile plans over the next 12-18 months among key sponsors such as Enterprise, Energy Transfer, and others.[3]<br>• Apache Corporation recently confirmed the discovery of a significant new resource play, the "Alpine High," in the southern portion of the Delaware Basin (Reeves County, Texas) with 75 Tcf of rich gas in place.[4] Overall, the Permian Basin saw nearly $30 billion of M&A activity in 2016; drilling and completion (D&C) spending is expected to increase in the coming years.[5]<br>• Recent activity highlights strong interest in the region, and includes a working interest acquisition by Blackstone Energy Partners and Sanchez Energy (with a position in the dry gas window of the Western Eagle Ford), as well as increased capital budgets and acreage accumulation by leading return-oriented producers (e.g. Pioneer Natural Resources, EOG Resources).[6] |

1: Energy Information Administration | 2: Railroad Commission of Texas, Statewide Rule 32 | 3: Company Presentations and Public Statements
4: Apache Corporation Press Release, September 7, 2016 | 5: Dealogic, November 28, 2016 | 6: Company Presentations and Public Statements

PAGE 8

PAGE 9 Contact Harmony Merger Corp. 777 Third Avenue, 37th Floor New York, New York 10017 David Sgro, Chief Operating Officer T: + 1 (212) 319 7676 | E: ds@harmonymergercorp.com H ARMONY Ward CC (for NextDecade) 5959 West Loop South, Suite 510 Bellaire, Texas 77401 Molly LeCronier, Vice President T: + 1 (713) 869 0707 | E: mlecronier@wardcc.com C OMMUNICATIONS Height Securities, LLC* 1775 Pennsylvania Avenue NW, 11th Floor Washington, D.C. 20006 Patrick Hughes, Managing Director T: + 1 (202) 629 0004 | E: phughes@heightllc.com F INANCIAL A DVISOR * Height Securities, LLC is a broker - dealer registered with the Financial Industry Regulatory Authority (FINRA) and the U.S. Sec urities and Exchange Commission (SEC), and is a member of the Securities Investor Protection Corporation (SIPC). NextDecade, LLC 3 Waterway Square Place, Suite 400 The Woodlands, Texas 77380 Ben Atkins, Chief Financial Officer T: + 1 (832) 404 2064 | E: ben@next - decade.com